Exhibit 10.1
FORM OF
REVOLVING CREDIT NOTE

$_________________                                                                                             Pittsburgh, Pennsylvania
December [3], 2001

FOR VALUE RECEIVED, the undersigned, Matthews International Corporation, a Pennsylvania corporation (the "Borrower"), hereby promises to pay to the order of ________________________ ("________"), as provided for in the Loan Agreement (as defined below), the lesser of (i) the principal sum of ______________ and ___/100 Dollars ($_____________) or (ii) ___________ 's ratable portion of the aggregate unpaid principal amount of all Revolving Credit Loans made by the Banks (as hereinafter defined) to the Borrower pursuant to that certain Loan Agreement, dated of even date herewith, by and among the Borrower, ____________ and other financial institutions listed on the signature pages thereof (_________ and such other financial institutions are each a "Bank" and collectively, the "Banks"), and Citizens Bank of Pennsylvania, as agent for the Banks (in such capacity, the "Agent") (as such agreement may be amended, modified or supplemented from time to time, the "Loan Agreement").  The Borrower hereby further promises to pay to the order of _________ interest on the unpaid principal amount of this Revolving Credit Note (the "Revolving Credit Note") from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.
All payments and prepayments to be made in respect of principal, interest, or other amounts due from the Borrower under this Revolving Credit Note shall be payable at 12:00 noon, Pittsburgh, Pennsylvania time, on the day when due, without presentment, protest, notice or demand of any kind, all of which are expressly waived, and an action therefor shall immediately accrue.  All such payments shall be made to the Agent for the ratable benefit of _________ at the Agent's designated office located at Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.
Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Revolving Credit Note shall become due on a day that is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.
This Revolving Credit Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement.  Capitalized terms used in this Revolving Credit Note that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Revolving Credit Note.

This Revolving Credit Note shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of laws thereof.  In the event of any Event of Default or the enforcement by _________ of its rights hereunder, the Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Revolving Credit Note.
WARRANT OF ATTORNEY TO CONFESS JUDGMENT.  THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS REVOLVING CREDIT NOTE, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN TEN THOUSAND AND 00/100 DOLLARS ($10,000.00) ADDED FOR ATTORNEYS' COLLECTION FEES.  TO THE EXTENT PERMITTED BY LAW, THE BORROWER RELEASES ALL ERRORS IN SUCH PROCEEDINGS.  IF A COPY OF THIS REVOLVING CREDIT NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS REVOLVING CREDIT NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL REVOLVING CREDIT NOTE AS A WARRANT OF ATTORNEY.  THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS REVOLVING CREDIT NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR.  THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT.  IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE BORROWER'S BEHALF FOR ANY REASON, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

__________ may at any time pledge all or a portion of its rights under the Loan Documents including any portion of this Revolving Credit Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. § 341.  No such pledge or enforcement thereof shall release _________ from its obligations under any of the Loan Documents.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed, issued and delivered this Revolving Credit Note in Pittsburgh, Pennsylvania on the day and year written above.

ATTEST:                                                                           Matthews International Corporation

By:                                                                By:(SEAL)
Print Name:                                                                Print Name:
Title:                                                                Title: